SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2007

Highlands Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33681 (Commission File Number)	20-8924044 (IRS Employer Identification No.)

One Paragon Drive, Suite 125 Montvale, New Jersey (Address of principal executive offices)	07645 (Zip Code)

(201) 573-8400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Highlands Acquisition Corp. (the “Company”) announced today that, commencing on October 17, 2007, the holders of the Company’s units may elect to separately trade the common stock and warrants included in the Company’s units. The common stock and warrants will be listed on the American Stock Exchange under the symbols HIA and HIA.WS, respectively. Units not separated will continue to trade on the American Stock Exchange under the symbol HIA.U.

A copy of the press release issued by the Company announcing the separate trading of the common stock and warrants is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press release dated October 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2007

HIGHLANDS ACQUISITION CORP.
By:	/s/ Philip A. Baratelli
Name:	Philip A. Baratelli
Title:	Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press release dated October 16, 2007